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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 9, 2001
                                ----------------
                Date of report (Date of earliest event reported)


                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


        0-28495                                          93-1219887
        -------                                          ----------
(Commission File Number)                     (IRS Employer Identification No.)


555 Bayview Avenue, Biloxi, Mississippi                  39530
--------------------------------------------             -----
(Address of Principal Executive Offices)                (Zip Code)


                                 (228) 435-3632
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

ITEM 5: OTHER EVENTS.

         See the following press release, dated February 9, 2001, announcing the election of a new director of the Company:

            Global Seafood Technologies Inc. Announces Former Outback
                       Officer to Join Board of Directors

BILOXI, Miss., Feb. 9 /PRNewswire/ -- Lance McNeill, founder of Outback Sports(TM), a hospitality and entertainment division of Outback Steakhouse(TM), has joined Global Seafood Technologies Inc.'s (OTC Bulletin Board: GSFT - news) board of directors, announced Brent Gutierrez, Global Seafood's president and CEO today.

McNeill served as president, CEO and director of Outback Sports(TM) for the past three years. Prior to his work with Outback(TM), McNeill honed his business venture expertise in the real estate development and agricultural industries.

"Lance's experience, knowledge and vast network of business contacts will make him a vital asset to both Global Seafood and our business expansion strategy," said Gutierrez.

A leader in the development in residential master-planned communities, condominiums, and industrial and commercial centers, McNeill is most recognized by the real estate development industry for his successful venture, American Resorts Inc, a vacation ownership resort properties development company. American Resorts, which McNeill co-founded, was purchased by Marriott Corporation in 1986 as the foundation for its vacation ownership business and launched Marriott into the world leader position of the industry.

In addition to serving on the board of directors for both private and public companies in the agriculture, manufacturing, banking, real estate, golf and hospitality industries, McNeill managed numerous agriculture-industry ventures including citrus groves, cattle ranches, farming operations, equipment manufacturing, John Deere distributorships, and phosphate and mining operations.

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

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      GLOBAL SEAFOOD TECHNOLOGIES, INC.



Date:    February 14, 2001            By: /s/ Brent Gutierrez
                                          ------------------------
                                          Brent Gutierrez
                                          President and Chief Executive Officer

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